Summary of Business and Significant Accounting Policies (Tables)	9 Months Ended
Mar. 31, 2023
Accounting Policies [Abstract]
Schedule of Trust Proceeds and PIPE net of transaction costs and other payments
Net Cash
Cash-Ventoux Trust and working capital cash	$9,584
Cash-PIPE investment	55,400
Less: transaction costs and other payments(1)	(15,144)
Total	$49,840

(1)      Amount reflects (1) the repayment of $1.9 million of Ventoux related party loans utilizing proceeds from Trust, (2) the payment of $7.8 million in Ventoux transaction costs related to the Merger, (3) the payment of $4.9 million in Legacy Presto transaction costs related to the Merger and (4) the payment of certain other costs not directly related to the Merger in the amount of $0.5 million. Legacy Presto also incurred $2.1 million in transaction costs which were paid via the issuance of 260,000 Company shares. Further in conjunction with the Merger, Legacy Presto incurred $3.2 million in transaction costs which were either paid prior to or after the Merger. As of March 31, 2023, all of the transaction costs incurred by Legacy Presto have been fully paid. Accordingly, in total Legacy Presto incurred transaction costs amounting to $10.4 million.

Schedule of percentage of concentration risk
	Three months ended March 31,		Nine months ended March 31,
	2023	2022	2023	2022
Customer A	62%	51%	61%	51%
Customer B	16%	26%	21%	26%
Customer C	18%	14%	15%	16%
	96%	91%	97%	93%
	As of March 31, 2023	As of June 30, 2022
Customer A	39%	31%
Customer B	20%	41%
Customer D	27%	11%
	86%	83%

*        Customer C represents less than 10% of accounts receivable and therefore was omitted from the above schedule.